UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT — August 9, 2002

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State of incorporation)	(Commission File No.)	(IRS Employer No.)

4695 MacArthur Court, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

(949) 260-1200
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On July 29, 2002, American Vanguard Corporation issued the press release attached hereto as Exhibit 99.7. The release announced that Amvac Chemical Corporation, a wholly-owned subsidiary of American Vanguard Corporation, has acquired from Flowserve US, Inc. all of its assets associated with the SmartBox closed delivery system, all as more particularly described in Exhibit 99.7.

Item 7. Exhibits.

99.7	Press release issued July 29, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: August 9, 2002	By:	/s/ J. A. Barry

J. A. Barry Senior Vice President Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.7	Press Release issued July 29, 2002.

4